UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2026

Yesway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43243	86-3446060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Eagle Parkway Fort Worth, TX 76177 (Address of registrant’s principal executive offices, including zip code)

(682) 428-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	YSWY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Yesway, Inc. (the “Company”) of its Class A common stock, par value $0.0001 (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated April 21, 2026, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-294679) (as amended, the “Registration Statement”), the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•

a Tax Receivable Agreement, dated April 21, 2026, by and among the Company, BW Ultimate Parent, LLC, the TRA Parties (as defined therein), the Brookwood Nominee (as defined therein), and each of the other Persons (as defined therein) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Fourth Amended and Restated Limited Liability Company Agreement of BW Ultimate Parent, LLC, dated April 21, 2026, by and among BW Ultimate Parent, LLC, the Company and the other Members (as defined therein), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Stockholders Agreement, dated April 21, 2026, by and among the Company and the Brookwood Parties (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•	a Registration Rights Agreement, dated April 21, 2026, by and among the Company and each other Person identified on the Schedule of Holders (as defined therein) attached thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described in the Prospectus.

Item 3.02	Unregistered Sales of Equity Securities.

On April 21, 2026, the Company issued (i) to the Blocker Shareholders (as defined in the Prospectus), 15,085,561 shares of Class A Common Stock of the Company, and (ii) to the Continuing Equity Owners (as defined in the Prospectus), 32,009,185 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), as contemplated by the Transactions described in the Prospectus. The shares of Class A Common Stock issued to the Blocker Shareholders were issued as consideration for the Blocker Mergers (as defined in the Prospectus). The shares of Class B Common Stock were issued for aggregate nominal consideration equal to the par value of such shares.

No underwriters were involved in the issuance and sale of such shares of Class A Common Stock or Class B Common Stock.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 21, 2026, Thomas W. Brown, Shauna J. Clark, Ronald C. Lewis, Greg M. Papazian and Jill A. Soltau (collectively, the “Elected Directors”) were elected to the board of directors of the Company. Ms. Soltau, Mr. Lewis and Ms. Clark will serve on the Company’s audit committee. Mr. Brown, Mr. Lewis and Mr. Papazian will serve on the Company’s nominating and corporate governance committee. Ms. Clark, Mr. Papazian and Ms. Soltau will serve on the Company’s compensation committee. Biographical information regarding the Elected Directors has previously been reported by the Company in the Prospectus.

Ms. Clark, Mr. Lewis, Mr. Papazian and Ms. Soltau will participate in the Company’s non-employee director compensation program as described under the “Non-Employee Director Compensation Policy” section in the Prospectus. Each of the Elected Directors has entered into an indemnification agreement with the Company, dated April 21, 2026.

Mr. Brown, Mr. Papazian and Thomas N. Trkla will serve as the Company’s initial Brookwood Directors pursuant to the Stockholders Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2026, the Company amended and restated its articles of incorporation (the “Charter”) with the Secretary of State of the State of Delaware, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s amended and restated bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of Class A Common Stock, 150,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On April 23, 2026, the Company completed the Offering of 14,000,000 shares of its Class A Common Stock at a price to the public of $20.00 per share, pursuant to the Prospectus. The gross proceeds to the Company from the sale of such shares in the Offering were $280,000,000, before deducting underwriting discounts and commissions. The Company also granted the underwriters an option (the “Option”) to purchase up to an additional 2,100,000 shares of Class A Common Stock at the same price for a period of 30 days following April 21, 2026. The underwriters exercised the Option in full on April 24, 2026, and the sale of the 2,100,000 shares of Class A Common Stock to the underwriters closed on April 27, 2026. The gross proceeds to the Company from the sale of such shares pursuant to the Option were $42,000,000, before deducting underwriting discounts and commissions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Yesway, Inc.
3.2	Amended and Restated Bylaws of Yesway, Inc.
10.1	Tax Receivable Agreement, dated April 21, 2026, by and among Yesway, Inc., BW Ultimate Parent, LLC, the TRA Parties, the Brookwood Nominee, and each of the other Persons from time to time party thereto.

10.2§+	Fourth Amended and Restated Limited Liability Company Agreement of BW Ultimate Parent, LLC, dated April 21, 2026, by and among BW Ultimate Parent, LLC, Yesway, Inc. and the other Members.

10.3§	Stockholders Agreement, dated April 21, 2026, by and among Yesway, Inc. and the Brookwood Parties.

10.4	Registration Rights Agreement, dated April 21, 2026, by and among Yesway, Inc. and each other Person identified on the Schedule of Holders attached thereto.

§	Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Regulation S-K, Item 601(a)(6).

+	Certain of the schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YESWAY, INC.

By:	/s/ Ericka L. Ayles
Name:	Ericka L. Ayles
Title:	Chief Financial Officer and Treasurer

Date: April 27, 2026